                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549


                                      FORM 8-K


                                   CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




    Date of Report (Date of earliest event reported): October16, 2000



                               DEALER AUTO RECEIVABLES CORP.
                  (Exact name of registrant as specified in its charter)



Delaware                                333-32802              36-4347972
(State or other jurisdiction    (Commission File Number)     (IRS Employer
 of incorporation)                                       Identification Number)



     230 West Monroe Street
     Chicago, Illinois                                       60606
     (Address of principal executive offices)              (Zip Code)


(312) 456-1250
(Registrant's telephone number, including area code)



                                   Not Applicable
            (Former name or former address, if changed since last report.)

ITEM 5. OTHER EVENTS

     Premier Auto Finance, Inc. (the "Servicer") on behalf of Dealer Auto Receivables Owner Trust 2000-1 (the "Trust") is filing a Monthly Report delivered pursuant to the Sale and Servicing Agreement dated as of August 24, 2000 by and among the Trust, Dealer Auto Receivables Corp., the Servicer and The Bank of New York as an Exhibit under Item 7(c).


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)  Financial Statements:  None.

(b)  Pro Forma Financial Information:  None.

(c)  Exhibits:


EXHIBIT NO.                       DOCUMENT
-----------                      ----------
10.1                Monthly Report dated as of October 16, 2000


                                  SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      DEALER AUTO RECEIVABLES CORP.


                                      By: /s/ William J. Sparer
                                          ---------------------------------
                                              Secretary and Vice President


October 19, 2000

                                 EXHIBIT INDEX


EXHIBIT NO.               DOCUMENT
------------             ----------
10.1                Monthly Report dated as of October 16, 2000
